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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): January 25, 2005
                                                         ----------------


                          COOPERATIVE BANKSHARES, INC.
             -------------------------------------------------------
               (Exact name of registrant as specified in charter)

  NORTH CAROLINA                   0-24626                    56-1886527
------------------             ----------------            ------------------
 (State or other                 (Commission                 (IRS Employer
 jurisdiction of                 File Number)               Identification No.)
 incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181
                                                           --------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

          On January 25, 2005, Cooperative Bankshares, Inc. issued a press release announcing its unaudited financial results for the fourth quarter and year ended December 31, 2004. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference. Also attached to this Report as Exhibit 99.2, and incorporated herein by reference, is additional financial information for the period.

ITEM 9.01     FINANCIAL STATEMENTS AND OTHER EXHIBITS
              ---------------------------------------

              Exhibit 99.1      Press Release dated January 25, 2005
              Exhibit 99.2      Supplemental Financial Information







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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COOPERATIVE BANKSHARES, INC.


                                     /s/ Todd L. Sammons
                                     ------------------------------------------
                                     Todd L. Sammons
                                     Senior Vice President and Chief Financial
                                     Officer

Date:  January 25, 2005








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                               EXHIBIT INDEX
                               -------------


EXHIBIT NO.                      DESCRIPTION
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  99.1                           Press Release dated January 25, 2005
  99.2                           Additional Financial Information










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